Exhibit 99.1
GameStop Discloses First Quarter 2025 Results
GRAPEVINE, Texas, June 10, 2025 (BUSINESS WIRE) — GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the first quarter ended May 3, 2025. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-Q and supplemental information can be found at https://investor.gamestop.com.
FIRST QUARTER OVERVIEW
•Net sales were $732.4 million for the period, compared to $881.8 million in the prior year's first quarter.
•Selling, general and administrative (“SG&A”) expenses were $228.1 million for the period, compared to $295.1 million in the prior year's first quarter.
•Operating loss was $10.8 million for the period, compared to an Operating loss of $50.6 million in the prior year's first quarter.
◦First quarter Operating loss includes $35.5 million of impairment charges related to international restructuring efforts.
◦Excluding the impairment charges and other items, Adjusted Operating Income was $27.5 million for the period compared to an Adjusted Operating Loss of $55.0 million in the prior year's first quarter.
•Net income was $44.8 million for the period, compared to a Net loss of $32.3 million for the prior year’s first quarter.
◦Excluding the impairment charges and other items, Adjusted Net Income was $83.1 million for the period compared to an Adjusted Net Loss of $36.7 million for the prior year's first quarter.
•Cash, cash equivalents and marketable securities were $6.4 billion at the close of the first quarter, compared to $1.0 billion at the close of the prior year's first quarter.
SUBSEQUENT EVENTS
•Completed the divestiture of Canada on May 4, 2025.
•Purchased 4,710 Bitcoin between May 3, 2025 and June 10, 2025 for cash.

Additional information can be found in the Company’s Form 10-Q.

NON-GAAP MEASURES AND OTHER METRICS
As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”), GameStop may use certain non-GAAP measures, such as adjusted SG&A expenses, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted SG&A expenses, adjusted operating loss, adjusted net income (loss), adjusted net income (loss) per share and adjusted EBITDA exclude the effect of items such as certain transformation costs, asset impairments, severance, as well as divestiture costs. Free cash flow excludes capital expenditures otherwise included in net cash flows provided by (used in) operating activities. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of terms such as "anticipates," "believes," "continues," "could," estimates," "expects," "intends," "may," "plans," potential," predicts," "pro forma," seeks," "should," "will" or similar expressions. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; changes in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers' perception of the Company; the Company’s ability, or the ability of the third parties with whom we work, to maintain the security of our information technology systems or data (including customer, associate or Company information); the Company's compliance with stringent and evolving laws and other obligations related to data privacy and security; occurrence of weather events, natural disasters, public health crises and other unexpected events; risks associated with inventory shrinkage; potential failure or inadequacy of the Company's computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; changes to tariff and import/export regulations; potential litigation and other legal proceedings; the value of the Company’s investment holdings; concentration of the Company’s investment portfolio into one or fewer holdings; the recognition of losses in a particular investment even if the Company has not sold the investment; potential variability in the Company's earnings due to our current and potential future holdings of equity securities or certain crypto-currencies, including our current holdings of Bitcoin; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; dilution to current stockholders caused by the conversion of the Company's convertible debt securities; risks associated with the Company’s investment in marketable, nonmarketable and interest-bearing securities, including the impact of such investments on the Company’s financial results; and the Company’s ability to maintain effective internal control over financial reporting. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Condensed Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks Ended May 3, 2025	13 Weeks Ended May 4, 2024
Net sales	$732.4	$881.8
Cost of sales	479.6	637.3
Gross profit	252.8	244.5
Selling, general and administrative expenses	228.1	295.1
Asset Impairments	35.5	—
Operating loss	(10.8)	(50.6)
Interest income, net	(56.9)	(14.9)
Other income, net	(2.2)	—
Income (loss) before income taxes	48.3	(35.7)
Income tax expense (benefit)	3.5	(3.4)
Net income (loss)	$44.8	$(32.3)

Net income (loss) per share:
Basic Income (loss) per share	$0.10	$(0.11)
Diluted income (loss) per share	$0.09	$(0.11)

Weighted-average common shares outstanding:
Basic	447.1	305.9
Diluted	497.9	305.9

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	65.5	72.3
Gross profit	34.5	27.7
Selling, general and administrative expenses	31.1	33.5
Asset Impairments	4.8	—
Operating loss	(1.5)	(5.7)
Interest income, net	(7.8)	(1.7)
Other income, net	(0.3)	—
Income (loss) before income taxes	6.6	(4.0)
Income tax expense (benefit)	0.5	(0.4)
Net income (loss)	6.1%	(3.7)%

GameStop Corp.
Condensed Statements of Operations by Segment
(in millions, except per share data)
(unaudited)

	United States	Canada	Australia	Europe	Total
As of and for the Quarter ended May 3, 2025
Net sales	$537.5	$38.2	$81.9	$74.8	$732.4
Cost of sales	343.6	28.2	55.0	52.8	$479.6
Gross Profit	193.9	10.0	26.9	22.0	$252.8
Selling, general and administrative expenses:	160.3	13.9	32.3	21.6	$228.1
Store related	131.6	11.3	26.6	22.4	$191.9
Other	28.7	2.6	5.7	(0.8)	$36.2
Asset impairments	—	18.3	—	17.2	35.5
Operating income (loss)	33.6	(22.2)	(5.4)	(16.8)	(10.8)
Interest income					(56.9)
Other income, net					(2.2)
Income before income taxes					48.3
Income tax expense					3.5
Net income					44.8

Property and equipment, net(1)	37.5	—	16.7	—	54.2
Capital expenditures	1.2	0.1	1.0	0.6	2.9

	United States	Canada	Australia	Europe	Total
As of and for the Quarter ended May 4, 2024
Net sales	$617.3	$42.6	$79.6	$142.3	$881.8
Cost of sales	448.5	31.6	53.4	103.8	637.3
Gross Profit	168.8	11.0	26.2	38.5	244.5
Selling, general and administrative expenses:	194.1	15.5	34.3	51.2	295.1
Store related	168.2	11.9	28.2	44.4	252.7
Other	25.9	3.6	6.1	6.8	42.4
Operating loss	(25.3)	(4.5)	(8.1)	(12.7)	(50.6)
Interest income					(14.9)
Loss before income taxes					(35.7)
Income tax benefit					(3.4)
Net loss					(32.3)

Property and equipment, net	44.9	2.0	19.6	15.9	82.4
Capital expenditures	2.5	0.7	1.2	0.5	4.9

(1)    Property and equipment, net for Canada and France (Europe) is classified in Assets held for sale on our Condensed Consolidated Balance Sheets.

GameStop Corp.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	May 3, 2025	May 4, 2024
ASSETS:
Current assets:
Cash and cash equivalents	$6,385.8	$999.9
Marketable securities	—	83.0
Receivables, net of allowance of $0.9 and $4.4, respectively	44.1	58.9
Merchandise inventories, net	421.3	675.8
Prepaid expenses and other current assets	29.3	62.1
Assets held for sale	226.2	9.4
Total current assets	7,106.7	1,889.1
Property and equipment, net of accumulated depreciation of $572.5 and $843.6, respectively	54.2	82.4
Operating lease right-of-use assets	272.5	542.0
Deferred income taxes	18.7	17.5
Other noncurrent assets	50.5	56.1
Total assets	$7,502.6	$2,587.1

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$198.4	$282.7
Accrued liabilities and other current liabilities	328.4	377.1
Current portion of operating lease liabilities	113.3	177.7
Current portion of long-term debt	—	10.8
Liabilities held for sale	207.2	—
Total current liabilities	847.3	848.3
Long-term debt, net	1,480.7	14.9
Operating lease liabilities	167.8	385.3
Other long-term liabilities	19.4	31.3
Total liabilities	2,515.2	1,279.8
Total stockholders’ equity	4,987.4	1,307.3
Total liabilities and stockholders’ equity	$7,502.6	$2,587.1

GameStop Corp.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks Ended May 3, 2025	13 Weeks Ended May 4, 2024
Cash flows from operating activities:
Net income (loss)	$44.8	$(32.3)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	5.6	16.8
Stock-based compensation expense, net	5.5	0.6
(Gain) loss on disposal of property and equipment, net	(1.5)	0.3
Asset impairments	35.5	—
Other, net	(0.4)	(0.6)
Changes in operating assets and liabilities:
Receivables, net	12.0	33.4
Merchandise inventories, net	(10.1)	(43.2)
Prepaid expenses and other current assets	6.7	8.5
Prepaid income taxes and income taxes payable	(1.6)	(5.1)
Accounts payable and accrued liabilities	110.3	(87.8)
Operating lease right-of-use assets and liabilities	(0.6)	1.1
Changes in other long-term liabilities	(13.7)	(1.5)
Net cash flows provided by (used in) operating activities	192.5	(109.8)
Cash flows from investing activities:
Purchases of marketable securities	(14.7)	(7.5)
Proceeds from maturities and sales of marketable securities	22.6	201.9
Capital expenditures	(2.9)	(4.9)
Proceeds from other divestitures	2.2	—
Other	0.1	0.3
Net cash flows provided by investing activities	7.3	189.8
Cash flows from financing activities:
Proceeds from the issuance of convertible debt	1,500.0	—
Debt issuance costs from convertible debt	(19.3)	—
Repayments of debt	(2.7)	(2.7)
Proceeds from equity awards directly withheld from employees for tax purposes	2.3	2.2
Payments to tax authorities for equity awards directly withheld from employees	(2.3)	(2.2)
Net cash flows provided by (used in) financing activities	1,478.0	(2.7)
Exchange rate effect on cash, cash equivalents and restricted cash	5.9	1.3
Less: Net change in cash balance classified as assets held for sale	(49.4)	—
Increase in cash, cash equivalents, and restricted cash	1,634.3	78.6
Cash, cash equivalents and restricted cash at beginning of period	4,789.8	938.9
Cash, cash equivalents and restricted cash at end of period	$6,424.1	$1,017.5

Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks Ended May 3, 2025		13 Weeks Ended May 4, 2024

	Net	Percent	Net	Percent
Net Sales:	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$345.3	47.1%	$505.3	57.3%
Software (2)	175.6	24.0%	239.7	27.2%
Collectibles (3)	211.5	28.9%	136.8	15.5%

Total	$732.4	100.0%	$881.8	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.

(2) Includes sales of new and pre-owned video game software, digital software and PC entertainment software.
(3) Includes the sale of apparel, toys, trading cards, gagdets and other products for pop culture and technology enthusiasts.

GameStop Corp.
Schedule II
(in millions, except per share data)
(unaudited)
Non-GAAP results
The following tables reconcile the Company's selling, general and administrative expenses (“SG&A expense”), operating loss, net income (loss) and net income (loss) per share as presented in its unaudited consolidated statements of operations and prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) to its adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss), adjusted EBITDA and adjusted net income (loss) per share. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The reconciliations below are from continuing operations only.

	13 Weeks Ended	13 Weeks Ended
	May 3, 2025	May 4, 2024
Adjusted SG&A expense
SG&A expense	$228.1	295.1
Transformation costs(1)	(2.8)	4.4
Adjusted SG&A expense	$225.3	$299.5

Adjusted Operating Income (Loss)
Operating (loss) income	$(10.8)	$(50.6)
Transformation costs(1)	2.8	(4.4)
Asset impairments (2)	35.5	—
Adjusted operating income (loss)	$27.5	$(55.0)

Adjusted Net Income (Loss)
Net Income (loss)	$44.8	$(32.3)
Transformation costs(1)	2.8	(4.4)
Asset impairments(2)	35.5	—
Adjusted net income (loss)	$83.1	$(36.7)

Adjusted net income (loss) per share
Basic	$0.19	$(0.12)
Diluted	0.17	(0.12)

Number of shares used in adjusted calculation
Basic	447.1	305.9
Diluted	497.9	305.9

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, adjustments to reserves for expenses for consultants and advisors related to transformation initiatives, and other costs in connection with the transformation initiatives.

(2) Incurred in connection with the commitment made by management during the first quarter of fiscal 2025 to divest the Company's operations in Canada and France.

	13 Weeks Ended		13 Weeks Ended
	May 3, 2025		May 4, 2024
Reconciliation of Net Income (loss) to Adjusted EBITDA
Net income (loss)	$44.8		$(32.3)
Interest income, net	(56.9)		(14.9)
Depreciation and amortization	5.6		16.8
Income tax expense (benefit)	3.5		(3.4)
EBITDA	$(3.0)		$(33.8)
Stock-based compensation	5.5		0.6
Transformation costs(1)	2.8	(4.4)	(4.4)
Divestitures and other	(2.2)	0	—
Asset impairments(2)	35.5	0	—
Adjusted EBITDA	$38.6		$(37.6)

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, adjustments to reserves for expenses for consultants and advisors related to transformation initiatives, and other costs in connection with the transformation initiatives.

(2) Incurred in connection with the commitment made by management during the first quarter of fiscal 2025 to divest the Company's operations in Canada and France.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results
The following table reconciles the Company's cash flows provided by (used in) operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the company’s financial performance.

	13 Weeks Ended	13 Weeks Ended
	May 3, 2025	May 4, 2024
Net cash flows provided by (used in) operating activities	$192.5	$(109.8)
Capital expenditures	(2.9)	(4.9)
Free cash flow	$189.6	$(114.7)
Non-GAAP Measures and Other Metrics
Adjusted EBITDA, adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss) and adjusted net income (loss) per share are supplemental financial measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. We define adjusted EBITDA as net income (loss) before income taxes, plus interest income, net and depreciation and amortization, excluding stock-based compensation, certain transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:
•certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements; and
•our computations of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
We compensate for the limitations of adjusted EBITDA, adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss) and adjusted net income (loss) per share as analytical tools by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA, adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss) and adjusted net income (loss) per share are provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because adjusted EBITDA, adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss) and adjusted net income (loss) per share may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Contact
GameStop Investor Relations
817-424-2001
ir@gamestop.com